FBR Securitization Trust 2005-4
Disclaimer
COMPUTATIONAL MATERIALS
This presentation contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.
Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.
Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.
If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.
The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither FBR nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

FBRSI 2005-4	Investment Properties
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Mortgage Rate (%)	Loans	Balance	Balance	Coupon	Score	LTV

5.001 - 5.500	1	243,000.00	0.65	5.470	688	79.67
5.501 - 6.000	8	2,126,693.77	5.66	5.848	698	80.36
6.001 - 6.500	18	4,049,339.11	10.78	6.378	675	80.45
6.501 - 7.000	36	8,283,378.82	22.06	6.844	688	82.93
7.001 - 7.500	33	8,081,878.56	21.52	7.362	664	82.47
7.501 - 8.000	41	7,012,613.02	18.68	7.796	654	85.07
8.001 - 8.500	30	4,596,813.21	12.24	8.324	618	81.29
8.501 - 9.000	15	2,277,284.42	6.06	8.758	604	80.64
9.001 - 9.500	8	606,990.99	1.62	9.159	627	86.78
10.001 - 10.500	1	160,603.25	0.43	10.420	545	80.00
11.001 - 11.500	2	111,912.75	0.30	11.120	510	85.00

Total:	193	37,550,507.90	100.00	7.380	660	82.51

Min: 5.470
Max: 11.120
Weighted Average: 7.380

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Current Balance ($)	Loans	Balance	Balance	Coupon	Score	LTV

0.01 - 50,000.00	2	92,828.15	0.25	8.554	621	80.21
50,000.01 - 100,000.00	52	3,879,463.11	10.33	8.038	650	80.27
100,000.01 - 150,000.00	35	4,420,544.15	11.77	7.688	651	82.64
150,000.01 - 200,000.00	31	5,358,015.57	14.27	7.534	673	81.67
200,000.01 - 250,000.00	23	5,052,991.10	13.46	6.917	671	82.51
250,000.01 - 300,000.00	13	3,584,663.28	9.55	7.041	638	81.92
300,000.01 - 350,000.00	10	3,267,728.69	8.70	7.127	677	82.59
350,000.01 - 400,000.00	12	4,446,233.09	11.84	7.311	658	81.73
400,000.01 - 450,000.00	6	2,566,432.84	6.83	7.341	661	83.33
450,000.01 - 500,000.00	2	910,000.01	2.42	6.656	705	85.86
500,000.01 - 550,000.00	2	1,041,927.21	2.77	7.878	621	82.51
550,000.01 - 600,000.00	4	2,300,680.70	6.13	7.386	648	87.55
600,000.01 - 650,000.00	1	629,000.00	1.68	7.500	685	85.00

Total:	193	37,550,507.90	100.00	7.380	660	82.51

Min: $43,381.94
Max: $629,000.00
Average: $194,562.22

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Loan Type	Loans	Balance	Balance	Coupon	Score	LTV

ARM 2/28 - 24 mo. IO	62	15,334,679.91	40.84	7.040	674	82.73
ARM 2/28	92	15,324,940.33	40.81	7.657	647	82.95
Fixed 30 yr	24	3,419,642.34	9.11	7.836	643	80.58
ARM 3/27 - 36 mo. IO	5	1,465,800.00	3.90	6.832	684	82.65
ARM 3/27	3	1,163,922.11	3.10	7.058	643	80.00
Fixed 30 yr - 60 mo. IO	1	430,110.00	1.15	7.845	713	90.00
Fixed 15 yr	6	411,413.21	1.10	8.333	665	73.36

Total:	193	37,550,507.90	100.00	7.380	660	82.51

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-4	Investment Properties
Properties Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Rate Type	Loans	Balance	Balance	Coupon	Score	LTV

Adjustable	162	33,289,342.35	88.65	7.316	661	82.73
Fixed	31	4,261,165.55	11.35	7.885	652	80.83

Total:	193	37,550,507.90	100.00	7.380	660	82.51

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
MI Coverage	Loans	Balance	Balance	Coupon	Score	LTV

Covered	60	10,686,995.89	28.46	7.283	680	88.19
Not Covered	133	26,863,512.01	71.54	7.419	652	80.26

Total:	193	37,550,507.90	100.00	7.380	660	82.51

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Seasoning (Months)	Loans	Balance	Balance	Coupon	Score	LTV

2	40	8,088,189.08	21.54	7.310	662	83.68
3	97	17,557,512.86	46.76	7.283	664	81.79
4	55	11,809,613.78	31.45	7.558	652	82.73
5	1	95,192.18	0.25	9.220	653	90.00

Total:	193	37,550,507.90	100.00	7.380	660	82.51

Min: 2
Max: 5
Weighted Average: 3

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Lien Position	Loans	Balance	Balance	Coupon	Score	LTV

1	193	37,550,507.90	100.00	7.380	660	82.51

Total:	193	37,550,507.90	100.00	7.380	660	82.51

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-4	Investment Properties
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Original LTV (%)	Loans	Balance	Balance	Coupon	Score	LTV

15.01 - 20.00	1	75,001.00	0.20	6.590	644	17.86
30.01 - 35.00	1	79,803.65	0.21	8.490	633	32.00
40.01 - 45.00	1	159,641.52	0.43	7.500	617	44.20
45.01 - 50.00	1	191,298.65	0.51	6.420	585	49.62
50.01 - 55.00	1	109,695.79	0.29	7.095	655	53.92
55.01 - 60.00	2	424,316.65	1.13	5.972	690	55.94
60.01 - 65.00	2	447,683.55	1.19	7.193	609	64.93
65.01 - 70.00	6	649,329.83	1.73	7.440	667	69.31
70.01 - 75.00	13	2,427,345.97	6.46	7.194	667	74.20
75.01 - 80.00	66	13,128,484.27	34.96	7.454	649	79.84
80.01 - 85.00	34	7,141,611.26	19.02	7.563	670	84.50
85.01 - 90.00	62	12,261,846.58	32.65	7.292	666	89.70
90.01 - 95.00	3	454,449.18	1.21	7.556	668	93.78

Total:	193	37,550,507.90	100.00	7.380	660	82.51

Min: 17.86
Max: 95.00
Weighted Average: 82.51

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
FICO Score	Loans	Balance	Balance	Coupon	Score	LTV

500 - 519	2	111,912.75	0.30	11.120	510	85.00
520 - 539	6	840,210.17	2.24	8.411	536	76.80
540 - 559	5	1,132,252.28	3.02	8.861	548	84.47
560 - 579	5	719,200.32	1.92	8.067	572	79.15
580 - 599	14	2,701,529.78	7.19	7.979	591	79.27
600 - 619	11	1,941,471.32	5.17	7.640	614	81.84
620 - 639	25	5,380,253.59	14.33	7.664	630	82.60
640 - 659	33	6,190,652.47	16.49	7.230	649	81.19
660 - 679	27	5,113,291.46	13.62	7.173	670	84.47
680 - 699	24	5,225,258.09	13.92	7.090	690	82.99
700 - 719	14	2,707,318.10	7.21	6.788	709	86.42
720 - 739	10	2,717,754.40	7.24	7.061	731	80.91
740 - 759	9	1,413,540.05	3.76	7.048	749	81.98
760 - 779	6	1,088,416.25	2.90	6.651	767	86.79
780 - 799	2	267,446.87	0.71	7.911	792	82.06

Total:	193	37,550,507.90	100.00	7.380	660	82.51

Min: 505
Max: 796
NZ Weighted Average:	660

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Use of Proceeds	Loans	Balance	Balance	Coupon	Score	LTV

Cashout Refinance	97	18,494,919.14	49.25	7.287	656	80.11
Purchase	93	18,119,080.71	48.25	7.482	665	84.95
Rate/Term Refinance	3	936,508.05	2.49	7.261	649	82.81

Total:	193	37,550,507.90	100.00	7.380	660	82.51

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-4	Investment Properties
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Property Type	Loans	Balance	Balance	Coupon	Score	LTV

Single Family	145	25,956,785.62	69.12	7.421	659	82.76
3-4 Family	11	3,310,984.91	8.82	7.334	664	79.53
PUD	14	3,269,463.90	8.71	7.474	656	83.87
Duplex	15	2,831,418.76	7.54	7.339	658	80.97
Condo	8	2,181,854.71	5.81	6.881	677	84.13

Total:	193	37,550,507.90	100.00	7.380	660	82.51

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Documentation Type	Loans	Balance	Balance	Coupon	Score	LTV

Full	118	23,261,203.25	61.95	7.211	661	84.57
Stated	71	13,357,608.04	35.57	7.703	660	79.06
Limited	4	931,696.61	2.48	6.992	644	80.64

Total:	193	37,550,507.90	100.00	7.380	660	82.51

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Occupancy Type	Loans	Balance	Balance	Coupon	Score	LTV

Non-Owner Occupied	193	37,550,507.90	100.00	7.380	660	82.51

Total:	193	37,550,507.90	100.00	7.380	660	82.51

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Geographic Distribution	Loans	Balance	Balance	Coupon	Score	LTV

Arizona	7	1,022,588.68	2.72	7.568	669	86.36
California	63	18,715,360.18	49.84	7.147	666	82.07
Colorado	3	601,504.00	1.60	7.445	686	87.39
Florida	16	2,902,459.12	7.73	7.556	661	79.66
Hawaii	1	214,316.90	0.57	5.700	731	55.13
Illinois	23	3,704,700.74	9.87	7.835	634	85.43
Indiana	3	223,189.78	0.59	7.305	686	91.10
Michigan	10	1,010,521.15	2.69	7.602	648	78.51
Minnesota	8	1,258,092.47	3.35	7.060	716	86.72
Missouri	5	532,405.48	1.42	7.941	659	80.48
Nevada	2	282,759.58	0.75	7.344	681	81.14
Oklahoma	1	57,467.87	0.15	8.820	652	90.00
Oregon	6	1,253,245.57	3.34	7.403	633	84.06
Texas	40	5,046,555.61	13.44	7.787	646	82.56
Utah	1	108,135.00	0.29	8.990	537	85.00
Washington	4	617,205.77	1.64	7.174	644	82.79

Total:	193	37,550,507.90	100.00	7.380	660	82.51

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-4	Investment Properties
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Prepayment Penalty Term (Months)	Loans	Balance	Balance	Coupon	Score	LTV

0	44	9,110,480.06	24.26	7.885	647	84.16
12	15	3,556,262.52	9.47	7.214	662	85.06
24	100	18,748,834.43	49.93	7.135	665	81.80
36	34	6,134,930.89	16.34	7.479	662	80.78

Total:	193	37,550,507.90	100.00	7.380	660	82.51

Loans with Penalty: 75.74

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Margin (%) - ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

3.501 - 4.000	7	880,275.14	2.64	7.735	641	88.42
5.001 - 5.500	1	380,000.00	1.14	7.000	636	80.00
5.501 - 6.000	138	28,826,601.27	86.59	7.286	666	83.20
6.001 - 6.500	10	2,354,158.82	7.07	7.406	635	79.23
6.501 - 7.000	6	848,307.12	2.55	7.770	603	71.78

Total:	162	33,289,342.35	100.00	7.316	661	82.73

Min: 4.000
Max: 6.625
Weighted Average (>0): 5.975

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Maximum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

11.501 - 12.000	2	429,637.09	1.29	5.725	723	72.61
12.001 - 12.500	6	1,247,514.50	3.75	6.228	674	86.80
12.501 - 13.000	20	4,475,592.03	13.44	6.487	695	83.44
13.001 - 13.500	29	6,203,788.17	18.64	6.900	670	78.44
13.501 - 14.000	41	8,896,841.39	26.73	7.269	667	83.77
14.001 - 14.500	31	6,421,820.60	19.29	7.782	638	85.40
14.501 - 15.000	23	3,801,263.96	11.42	8.251	630	81.97
15.001 - 15.500	9	1,610,884.61	4.84	8.478	637	82.22
15.501 - 16.000	1	202,000.00	0.61	8.920	639	82.45

Total:	162	33,289,342.35	100.00	7.316	661	82.73

Min: 11.700
Max: 15.920
Weighted Average (>0): 13.821

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-4	Investment Properties
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Minimum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

5.001 - 5.500	1	243,000.00	0.73	5.470	688	79.67
5.501 - 6.000	7	2,050,146.18	6.16	5.860	701	80.37
6.001 - 6.500	17	3,842,145.48	11.54	6.389	679	80.48
6.501 - 7.000	34	7,802,672.69	23.44	6.840	690	83.00
7.001 - 7.500	29	7,033,517.43	21.13	7.354	662	83.28
7.501 - 8.000	34	5,925,951.64	17.80	7.799	649	85.18
8.001 - 8.500	24	4,060,150.21	12.20	8.322	617	82.42
8.501 - 9.000	12	2,026,563.96	6.09	8.754	602	79.48
9.001 - 9.500	4	305,194.76	0.92	9.223	594	88.04

Total:	162	33,289,342.35	100.00	7.316	661	82.73

Min: 5.470
Max: 9.470
Weighted Average (>0): 7.316

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Initial Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

1.000	95	16,488,862.44	49.53	7.615	647	82.74
1.500	67	16,800,479.91	50.47	7.022	675	82.72

Total:	162	33,289,342.35	100.00	7.316	661	82.73

Min: 1.000
Max: 1.500
Weighted Average (>0): 1.252

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Subsequent Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

1.000	162	33,289,342.35	100.00	7.316	661	82.73

Total:	162	33,289,342.35	100.00	7.316	661	82.73

Min: 1.000
Max: 1.000
Weighted Average (>0): 1.000

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Months to Next Adjustment	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

20	46	10,669,604.76	32.05	7.543	654	83.32
21	72	13,034,505.00	39.16	7.237	664	82.01
22	36	6,955,510.48	20.89	7.261	663	83.66
32	1	105,000.00	0.32	6.250	654	75.00
33	5	1,536,315.19	4.62	6.733	665	80.82
34	2	988,406.92	2.97	7.315	669	83.18

Total:	162	33,289,342.35	100.00	7.316	661	82.73

Min: 20
Max: 34
Weighted Average: 22

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.